Exhibit 10.1

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of September 15, 2021, is entered into by and among each of the undersigned shareholders (each, a “Shareholder”, and collectively, the “Shareholders”) of First Interstate BancSystem, Inc., a Montana corporation (“FIBK”).  The obligations of each Shareholder hereunder shall be several and not joint.

WHEREAS, certain Shareholders are members of the Scott Family FIBK Shareholder Group and in such capacity have adopted a committee charter for the purposes of formalizing the efforts of the members to reach consensus on matters of importance to them with respect to FIBK, including matters requiring the vote of the shareholders of FIBK;

WHEREAS, subject to the terms and conditions of the Agreement and Plan of Merger (as the same may be amended, supplemented or modified, the “Merger Agreement”), dated as of the date hereof, between FIBK and Great Western Bancorp, Inc., a Delaware corporation (“GWB”), GWB will be merged with and into FIBK, with FIBK as the surviving corporation (the “Merger”);

WHEREAS, as of the date of this Agreement, each Shareholder owns beneficially or of record, and has the power to vote or direct the voting of, the shares of Class A common stock, no par value per share, of FIBK (the “Class A Common Stock”) and the shares of Class B common stock, no par value per share, of FIBK (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) set forth next to such Shareholder’s name on Schedule B hereto (all such shares, the “Existing Shares”);

WHEREAS, the Board of Directors of FIBK has unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of FIBK and FIBK’s shareholders and declared the Merger Agreement advisable, and has resolved to recommend that FIBK’s shareholders approve the Merger Agreement and the FIBK Articles Amendment and submit the Merger Agreement and the FIBK Articles Amendment to FIBK’s shareholders for approval; and

WHEREAS, the Shareholders are supportive of the Merger Agreement and the transactions contemplated thereby, including the Merger, and have determined that it is in their best interests to enter into this Agreement to provide for their collective support for the Merger Agreement and such transactions and this Agreement is intended to be for the benefit of each of FIBK and GWB, and each of FIBK and GWB is an express third party beneficiary of this Agreement and shall have the right to directly enforce the obligations of the parties hereto, and this Agreement is further a condition and inducement for GWB and FIBK to enter into the Merger Agreement.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

1.	Definitions. Capitalized terms not defined in this Agreement have the meanings assigned to those terms in the Merger Agreement.

2.
Effectiveness; Termination.  This Agreement shall be effective upon signing.  This Agreement shall automatically terminate and be null and void and of no effect upon (and may only be terminated upon) the earliest to occur of the following: (a) termination of the Merger Agreement for any reason in accordance with its terms, (b) FIBK or the Board of Directors of FIBK having made a Recommendation Change in accordance with Section 6.3 of the Merger Agreement (provided that such Recommendation Change is approved by the Board of Directors of FIBK, including the vote of a majority of the independent directors then serving on the Board of Directors of FIBK) or (c) any amendment, modification or waiver of the Merger Agreement that either (i) changes the amount of the Merger Consideration or (ii) changes Section 6.12 (Corporate Governance) or Section 6.20 (Conversion of FIBK Class B Common Stock) of the Merger Agreement, or the FIBK Articles Amendment or the FIBK Bylaws Amendment, in each case of this clause (ii) in a manner that is material and adverse to the Shareholders and, in each case, without the consent of the Shareholders; provided that (i) this Section 2 and Sections 10 through 16 hereof shall survive any such termination and (ii) such termination shall not relieve any party of any liability or damages resulting from any willful or material breach of any of its representations, warranties, covenants or other agreements set forth herein.

3.
Support Agreement.  From the date hereof until the earlier of (a) the Closing or (b) the termination of the Merger Agreement in accordance with its terms (the “Support Period”), each Shareholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of FIBK’s shareholders, however called, and in connection with any written consent of FIBK’s shareholders, each Shareholder shall (i) appear at such meeting or otherwise cause all of such Shareholder’s Existing Shares and all other shares of Common Stock or voting securities over which such Shareholder has acquired, after the date hereof, beneficial or record ownership and the power to vote or direct the voting thereof (including any shares of Common Stock acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options to acquire Common Stock or the conversion of any convertible securities, or pursuant to any other equity awards or derivative securities (including any FIBK Equity Awards) or otherwise) (together with the Existing Shares, the “Shares”), as of the applicable record date, to be counted as present thereat for purposes of calculating a quorum, and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all such Shares (A) in favor of the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including the issuance of shares of Common Stock pursuant to the Merger Agreement (collectively, the “Transactions”), (B) in favor of the FIBK Articles Amendment, (C) in favor of any proposal to adjourn or postpone such meeting of FIBK’s shareholders to a later date if there are not sufficient votes to approve the Merger Agreement, the Transactions or the FIBK Articles Amendment, (D) against any Acquisition Proposal, and (E) against any action, proposal, transaction, agreement or amendment of the FIBK Articles of Incorporation or FIBK Bylaws, in each case of this clause (E), which would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation or agreement of FIBK contained in the Merger Agreement, or of a Shareholder contained in this Agreement, or (2) prevent, impede, delay, interfere with, postpone, discourage or frustrate the purposes of or adversely affect the consummation of the Transactions, including the Merger.  Each Shareholder agrees to exercise all voting or other determination rights such Shareholder has in any trust or other legal entity to carry out the intent and purposes of such Shareholder’s obligations in this paragraph and otherwise set forth in this Agreement.  Each Shareholder represents, covenants and agrees that, except for this Agreement, such Shareholder (x) has not entered into, and shall not enter into during the Support Period, any support or voting agreement or voting trust or similar agreement with respect to the Shares that would be inconsistent with such Shareholder’s obligations under this Agreement and (y) has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to the Shares except any proxy to carry out the intent of and the Shareholder’s obligations under this Agreement and any revocable proxy granted to officers or directors of FIBK at the request of the FIBK Board of Directors in connection with election of directors or other routine matters at any annual or special meeting of the FIBK shareholders.  Each Shareholder represents, covenants and agrees that it has not entered into and will not enter into any agreement or commitment with any person the effect of which would be inconsistent with or otherwise violate any of the provisions and agreements set forth herein.

4.
Transfer Restrictions Prior to the Merger.  Each Shareholder hereby agrees that such Shareholder will not, from the date hereof until the earlier of (a) the end of the Support Period or (b) approval of the Merger Agreement and the FIBK Articles Amendment by the shareholders of FIBK by the Requisite FIBK Vote, directly or indirectly, offer for sale, sell, transfer, assign, give, convey, tender in any tender or exchange offer, pledge, encumber, hypothecate or dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, conveyance, hypothecation or other transfer or disposition of, any of the Shares, or any legal or beneficial interest therein, whether or not for value and whether voluntary or involuntary or by operation of law (any of the foregoing, a “Transfer”); provided, that each Shareholder may Transfer Shares (i) for bona fide estate planning purposes to a Permitted Transferee (as defined in the FIBK Articles) of such Shareholder so long as the transferee, prior to the date of Transfer, agrees in a signed writing to be bound by and comply with the provisions of this Agreement with respect to such Transferred Shares, and such Shareholder provides at least three (3) Business Days’ prior written notice (which shall include the written consent of the transferee agreeing to be bound by and comply with the provisions of this Agreement) to FIBK and GWB, in which case such Shareholder shall remain responsible for any breach of this Agreement by such transferee and (ii) to the extent set forth on Schedule A hereto.

5.
Representations of each Shareholder.  Each Shareholder represents and warrants as follows: (a) such Shareholder has full legal right, capacity and authority to execute and deliver this Agreement, to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and legally binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by such Shareholder or the performance of such Shareholder’s obligations hereunder; (c) the execution and delivery of this Agreement by such Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Shares pursuant to, any agreement or other instrument or obligation binding upon such Shareholder or the Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Entity (other than an amendment to such Shareholder’s Schedule 13D filed with the Securities and Exchange Commission); (d) such Shareholder beneficially owns and has the power to vote or direct the voting of the Shares, including all of such Shareholder’s Existing Shares as set forth on, and in the amounts set forth on, Schedule B hereto, which as of the date hereof constitute all of the shares of Common Stock beneficially owned by such Shareholder and represent the number of shares and voting power indicated on Schedule B hereto; (e) such Shareholder beneficially owns the Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than (i) any restrictions created by this Agreement or under applicable federal or state securities laws or disclosed on such Shareholder’s Schedule 13D filed with the Securities and Exchange Commission or (ii) Liens arising out of pledges of Shares to secure outstanding amounts under existing credit facilities as set forth on Schedule A hereto); and (f) such Shareholder has read and is familiar with the terms of the Merger Agreement and the other agreements and documents contemplated herein and therein.  Each Shareholder agrees that such Shareholder shall not take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by such Shareholder of such Shareholder’s obligations under this Agreement.  As used in this Agreement, the terms “beneficial owner,” “beneficially own” and “beneficial ownership” shall have the meaning set forth in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

6.
Publicity.  Each Shareholder hereby authorizes GWB and FIBK to publish and disclose in any announcement or disclosure in connection with the Merger, including in the S-4, the Joint Proxy Statement or any other filing with any Governmental Entity made in connection with the Merger, each Shareholder’s identity and ownership of the Shares and the nature of each Shareholder’s obligations under this Agreement; provided that, prior to any such announcement or disclosure, as well as any other disclosure that references the Shareholders (individually or as a group), GWB and FIBK shall use commercially reasonable efforts to provide the Shareholders (through their counsel, Latham & Watkins LLP) with the opportunity to review and comment on any references to any individual Shareholder or the Shareholders generally in such announcement or disclosure and consider such comments in good faith.  Each Shareholder agrees to notify GWB as promptly as practicable of any inaccuracies or omissions in any information relating to such Shareholder that is so published or disclosed.  The applicable Shareholders shall promptly and in accordance with applicable law amend their Schedule 13D filed with the Securities and Exchange Commission to disclose this Agreement and shall provide a draft of such amendment to GWB and FIBK for their review and comment.

7.
Entire Agreement.  This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party to this Agreement any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.  Nothing in this Agreement shall, or shall be construed or deemed to, constitute a Transfer of any Shares or any legal or beneficial interest in or voting or other control over any of the Shares or as creating or forming a “group” for purposes of the Exchange Act, and all rights, ownership and benefits of and relating to the Shares shall remain vested in and belong to each Shareholder, subject to the agreements of the parties set forth herein.  This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or other like relationship between the parties.

8.
Assignment; Third-Party Beneficiaries.  This Agreement shall not be assigned by operation of law or otherwise and, except as provided herein, shall be binding upon and inure solely to the benefit of each party hereto and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided, however, that the parties hereto acknowledge and agree that each of FIBK and GWB is an express third party beneficiary of this Agreement, this Agreement is intended to be for the benefit of each of FIBK and GWB and each of FIBK and GWB shall have the right to directly enforce the obligations of the parties hereto (including by seeking any remedy available pursuant to Section 9), and each may rely on the representations and warranties of the parties hereto set forth in Section 5; provided, further, that any action by FIBK or GWB to enforce this Agreement shall be subject to the provisions with respect to governing law, jurisdiction, venue, and waiver of jury trials set forth in Sections 10 and 14.

9.
Remedies/Specific Enforcement.  Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that each party would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event.  Accordingly, in the event of any breach or threatened breach by any party of any provision contained in this Agreement, in addition to any other remedy to which the other parties may be entitled whether at law or in equity (including monetary damages), each other party shall be entitled to injunctive relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions hereof, and each party hereby waives any defense in any action for specific performance or an injunction or other equitable relief that a remedy at law would be adequate.  Each party further agrees that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party irrevocably waives any right such party may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

10.
Governing Law; Jurisdiction; Venue.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflict of law principles (except that matters relating to the corporate laws of the State of Montana shall be governed by such laws).  Each of the parties hereto agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware) (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 11.

11.
Notice.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation), if to a Shareholder, to its address set forth on Schedule B hereto.

12.
Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

13.
Amendments; Waivers.  Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed (a) in the case of an amendment or modification, by each Shareholder, and (b) in the case of a waiver, by the party against whom the waiver is to be effective; provided, that this Agreement may not be amended or modified and no provision may be waived without the prior written consent of each of FIBK and GWB.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.
Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT:  (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) THE PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) THE PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) THE PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.
No Representative Capacity.  Notwithstanding anything to the contrary herein, this Agreement applies solely to each Shareholder in such Shareholder’s capacity as a shareholder of FIBK, and, to the extent a Shareholder serves as a member of the board of directors or as an officer of FIBK, nothing in this Agreement shall limit or affect any actions or omissions taken by such Shareholder in such Shareholder’s capacity as a director or officer and not as a shareholder.

16.
Counterparts.  The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature.  All the counterparts will be construed together and will constitute one Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties and is effective as of the date first set forth above:

SHAREHOLDERS:

RISA KAE SCOTT

By:	/s/ Risa K Scott
Name: Risa K Scott, as an individual

NBAR5 S

By:	/s/ Risa K Scott
Name: Risa K Scott
Title: Authorized Signatory

RISA K. SCOTT & JOHN HEYNEMAN JR., TTEES FBO RISA K SCOTT EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ Risa K Scott
Name: Risa K Scott
Title: Trustee

RISA K SCOTT TRUST AGENCY

By:	/s/ Risa K Scott
Name: Risa K. Scott
Title: Trustee

RISA K SCOTT TTEE RISA K SCOTT TRUST DTD 12/4/15

By:	/s/ Risa K Scott
Name: Risa K Scott
Title: Trustee

[Support Agreement Signature Page]

JAMES R. SCOTT

By:	/s/ James R. Scott
Name: James R. Scott, as an individual

FOUNDATION FOR COMMUNITY VITALITY

By:	/s/ James R. Scott
Name: James R. Scott
Title: Director

JAMES F HEYNEMAN CONSERVATORSHIP, JAMES SCOTT, CONSERVATOR

By:	/s/ James R. Scott
Name: James R. Scott
Title: Conservator

JAMES R SCOTT TRUST

By:	/s/ James R. Scott
Name: James R. Scott
Title: Trustee

JAMES R AND CHRISTINE M SCOTT FOUNDATION

By:	/s/ James R. Scott
Name: James R. Scott
Title: President

JS INVESTMENTS LIMITED PARTNERSHIP

By:	/s/ James R. Scott
Name: James R. Scott
Title: Managing Partner

[Support Agreement Signature Page]

SETRU & CO., CUSTODIAN FOR THE JAMES R SCOTT TRUST, JAMES R SCOTT & FIB CO-TTEEs

By:	/s/ James R. Scott
Name: James R. Scott
Title: Trustee

SETRU & CO., CUSTODIAN FOR THE JAMES F. HEYNEMAN TRUST, JAMES SCOTT & FIRST INTERSTATE WEALTH MANAGEMENT CO-TTEEs

By:	/s/ James R. Scott
Name: James R. Scott
Title: Trustee

JOHN HEYNEMAN

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr., as an individual

JOHN HEYNEMAN JR.

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr., as an individual

RAE ANN MORSS & JOHN HEYNEMAN JR., TRUSTEES FBO RAE ANN MORSS EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Co-Trustee

[Support Agreement Signature Page]

RIKI RAE SCOTT DAVIDSON & JOHN HEYNEMAN JR., TRUSTEES FBO RIKI SCOTT DAVIDSON EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Co-Trustee

SETRU & CO., CUSTODIAN FOR THE JOHN M HEYNEMAN JR. TRUST

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Trustee

TOWANDA INVESTMENTS LIMITED PARTNERSHIP

By:	/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Managing Partner

JULIE SCOTT ROSE

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose, as an individual

ELIZABETH LAUREN SCOTT ROSE TRUST

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trust Advisor

[Support Agreement Signature Page]

FIRST INTERSTATE BANK & JULIE SCOTT ROSE, CO-TTEES OF THE JOAN D SCOTT TRUST DTD 10/16/12

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HARPER GRACE SCOTT TRUST

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HARRISON WILLIAM SCOTT TRUST

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HOLLAND ELIZABETH SCOTT TRUST

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

IXL LIMITED LIABILITY COMPANY

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Designated member

JULIANA SARAH SCOTT ROSE TRUST

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trust Advisor

[Support Agreement Signature Page]

JULIE A SCOTT ROSE TRUSTEE OF THE JULIE A SCOTT ROSE TRUST DATED 5-14-2002

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

THOMAS W SCOTT

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

THOMAS W SCOTT TRUST DTD 8/22/95, THOMAS W SCOTT TRUSTEE

By:	/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HOMER SCOTT JR.

By:	/s/ Homer Scott Jr.
Name: Homer Scott Jr., as an individual

HOMER SCOTT JR. TRUST DTD 12/4/78

By:	/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Trustee

SETRU & CO., CUSTODIAN FOR THE SEVENTH AMENDMENT & RESTATEMENT OF TRUST AGREEMENT OF HOMER SCOTT JR DTD 5/21/10, HOMER SCOTT JR & FIB CO-TTEES

By:	/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Trustee

[Support Agreement Signature Page]

SHERIDAN STADIUM FOUNDATION

By:	/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Board President

SETRU & CO., CUSTODIAN FOR THE SUSAN SCOTT HEYNEMAN 2008 REVOCABLE TRUST, SUSAN HEYNEMAN & FIB CO-TTEES

By:	/s/ Susan Scott Heyneman
Name: Susan Heyneman
Title: Trustee

JAMES R SCOTT JR.

By:	/s/ James Scott Jr.
Name: James R. Scott Jr., as an individual

FIRST INTERSTATE BANK TTEE FOR DANA S ANDERSSON GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:	/s/ James Scott Jr.
Name: James R. Scott Jr.
Title: Authorized Signatory

FIRST INTERSTATE BANK TTEE FOR JAMES R SCOTT JR. GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:	/s/ James Scott Jr.
Name: James R. Scott Jr.
Title: Authorized Signatory

[Support Agreement Signature Page]

JONATHAN SCOTT

By:	/s/ Jonathan Scott
Name: Jonathan Scott, as an individual

JONATHAN SCOTT AS TRUSTEE OF THE JONATHAN R SCOTT TRUST DATED AS OF 4/21/04

By:	/s/ Jonathan Scott
Name: Jonathan Scott
Title: Trustee

JEREMY PAUL SCOTT

By:	/s/ Jeremy Paul Scott
Name: Jeremy Paul Scott, as an individual

JEREMY SCOTT TTEE, JEREMY SCOTT REVOCABLE TRUST DTD 6/25/15

By:	/s/ Jeremy Paul Scott
Name: Jeremy Paul Scott
Title: Trustee

NBAR5 Limited Partnership

By:	/s/ Jeremy Paul Scott
Name: Jeremy Scott
Title: Managing Member

[Support Agreement Signature Page]

Schedule A

Permitted Transfers

1)          Shares to be transferred for charitable gifts and estate tax payments

Family Member	B Shares to be Converted and Contributed	Existing A Shares to be Contributed	Existing A Shares to be Sold	B Shares to be Transferred Pursuant to Estate Administration	Total Shares Impacted
Risa Scott	11,500	-	-	-	11,500
Foundation for Community Vitality*	13,000	-	-	-	13,000
James R. Scott	13,000	-	-	-	13,000
Homer Scott, Jr.	-	13,000	-	-	13,000
Homer Scott, Jr.	-	-	8,000	-	8,000
Thomas Scott Trust (Julie Rose – Trustee)	-	-	-	89,500	89,500
					148,000
*James R. Scott – Board Member
				Total Family B Shares	19,549,126
				Percentage Impacted	0.76%

2)          Shares pledged pursuant to existing revolving credit facilities

Entity	Class A	Class B	Shares Pledged
Setru & Co., Custodian for the James R Scott Trust, James R Scott & FIB Co- TTEEs	-	1,057,496	395,000
John Heyneman Jr.	-	30,000	11,700
Thomas W Scott Trust Dtd 8/22/95, Thomas W Scott Trustee	-	1,758,995	105,000
Setru & Co., Custodian for the Seventh Amendment & Restatement of Trust Agreement of Homer Scott Jr Dtd 5/21/10, Homer Scott Jr & FIB Co-TTEEs	-	1,737,084	1,737,084
Setru & Co., Custodian for the Susan Scott Heyneman 2008 Revocable Trust, Susan Heyneman & FIB Co-TTEE	-	646,756	322,500
Jonathan Scott as Trustee of the Jonathan R Scott Trust Dated as of 4/21/04	-	380,000	380,000

Schedule B

Shareholder Information

Name of Shareholder	Existing Shares		Total Voting Power Percentage Represented by Shareholder’s Existing Shares	Address for Notices
	Class A	Class B
Risa K Scott TTEE Risa K Scott Trust Dtd 12/4/15	-	264,308	0.916%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Risa Kae Scott	-	587	0.002%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
NBAR5 S	-	135,776	0.470%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Risa K. Scott & John Heyneman Jr., TTEEs FBO Risa K Scott Exemption Trust Under the Scott Family 1996 Trust	-	85,836	0.297%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Risa K Scott Trust Agency	85	-	0.000%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
NBar5 Limited Partnership	-	3,416,108	11.837%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Setru & Co., Custodian for the James R Scott Trust, James R Scott & FIB Co-TTEEs	-	1,985,462	6.880%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
James R Scott Trust	35,723	-	0.025%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
James R. Scott	28,839	-	0.020%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
James R and Christine M Scott Foundation	-	35,240	0.122%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103

JS Investments Limited Partnership	-	1,901,036	6.587%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
John Heyneman Jr.	6,814	-	0.005%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Foundation for Community Vitality	16,598	322,641	1.129%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
James F Heyneman Conservatorship, James Scott, Conservator	-	73,002	0.253%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Setru & Co., Custodian or the James F Heyneman Trust, James Scott & First Interstate Wealth Management Co- TTEEs	-	7,096	0.025%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Setru & Co., Custodian for the John M Heyneman Jr. Trust	-	139,921	0.485%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
John Heyneman	-	15,000	0.052%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Riki Rae Scott Davidson & John Heyneman Jr., Trustees FBO Riki Scott Davidson Exemption Trust Under the Scott Family 1996 Trust	-	85,836	0.297%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Rae Ann Morss & John Heyneman Jr., Trustees FBO Rae Ann Morss Exemption Trust Under the Scott Family 1996 Trust	-	85,836	0.297%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Towanda Investments Limited Partnership	-	1,085,792	3.762%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Julie Scott Rose	-	1,933	0.007%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103

Julie A Scott Rose Trustee of the Julie A Scott Rose Trust Dated 5- 14-2002	-	397,210	1.376%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
First Interstate Bank & Julie Scott Rose, Co- TTEEs of the Joan D Scott Trust Dtd 10/16/12	-	10,424	0.036%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
IXL Limited Liability Company	-	222,528	0.771%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Juliana Sarah Scott Rose Trust	131,731	-	0.091%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Elizabeth Lauren Scott Rose Trust	131,731	-	0.091%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Holland Elizabeth Scott Trust	94,863	-	0.066%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Harper Grace Scott Trust	94,863	-	0.066%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Harrison William Scott Trust	94,863	-	0.066%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Thomas W Scott Trust Dtd 8/22/95, Thomas W Scott Trustee	-	1,758,995	6.095%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Thomas W Scott	205	-	0.000%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Setru & Co., Custodian for the Seventh Amendment & Restatement of Trust Agreement of Homer Scott Jr Dtd 5/21/10, Homer Scott Jr & FIB Co-TTEEs	-	1,961,232	6.796%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Homer Scott Jr. Trust Dtd 12/4/78	21,500	-	0.015%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103

Sheridan Stadium Foundation	5,960	-	0.004%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Homer Scott Jr.	26,193	-	0.018%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Setru & Co., Custodian for the Susan Scott Heyneman 2008 Revocable Trust, Susan Heyneman & FIB Co- TTEEs	-	646,756	2.241%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
First Interstate Bank TTEE for Dana S Andersson GST Exempt Trust No 1 Dtd 12/11/2020	-	25,642	0.089%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
First Interstate Bank TTEE for James R Scott Jr. GST Exempt Trust No 1 Dtd 12/11/2020	-	25,642	0.089%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Jonathan Scott as Trustee of the Jonathan R Scott Trust Dated as of 4/21/04	-	540,731	1.874%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Jonathan Scott	4,160	265	0.004%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Jeremy Paul Scott	-	14,024	0.049%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
Jeremy Scott TTEE, Jeremy Scott Revocable Trust Dtd 6/25/15	-	42,918	0.149%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103
James R Scott Jr.	7,583	97,853	0.344%	Attn: Tim Leuthold, c/o Scott Family Services, PO Box 7113, Billings, MT 59103